Filed Pursuant to 497 (d)
                         Registration File No.:  02-59469

                      PROSPECTUS SUPPLEMENT
                      DATED AUGUST 17, 1998

This Prospectus Supplement dated August 17, 1998 modifies the Prospectus for the Series of The PaineWebber Municipal Bond Fund or The
PaineWebber Municipal Bond Trust attached hereto.

Commencing August 17, 1998, the sales charge rates applicable to the various Bonds held in the Portfolio will vary from those set forth in the Prospectus under the heading "Public Offering
Price of Units", and will be as set forth in the table below:

                           Maximum
                           Percent of    Percent
                           Public        of Net
Remaining                  Offering      Amount
Years to Maturity          Price         Invested

Less than 6 Months             0%        0%
Six Months to Less than 1 Year 0.50%     0.503%
1 Year to Less than 4 Years    1.50%     1.523%
4 Years to Less than 8 Years   2.50%     2.564%
8 Years to Less than 15 Years  2.75%     2.828%
15 Years or More               2.90%     2.987%

All other terms and provisions set forth under the heading "Public Offering of Units" will remain unchanged.